UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 11, 2006
__________________________

FP Technology, Inc.
(Exact Name of Registrant as Specified in its Charter)

__________________________

Delaware	0-28515	20-3446646
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 Wells Avenue, Suite 100
Newton, Massachusetts 02459
(Address of Principal Executive Offices) (Zip Code)

(617) 928-6001
(Registrant’s telephone number,
including area code)

(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On August 11, 2006, FP Technology, Inc. (the “Company”) entered into a Securities Purchase Agreement with certain institutional investors related to the private placement of 740,271 shares of its common stock, par value $0.001 per share (“Common Stock”), and five-year warrants to purchase 740,271 shares of Common Stock with an exercise price of $7.00 per share ("Warrants"). The closing of the transaction occurred on August 11, 2006, and the Company realized gross proceeds of $5,181,896 from the financing, before deducting commissions and other expenses. Pursuant to the Securities Purchase Agreement the Company may sell additional shares of Common Stock and Warrants for maximum gross proceeds of $30,000,000 by August 31, 2006. The proceeds from the offering will be used to finance possible future acquisitions by the Company, repay certain indebtedness of the Company, repurchase certain shares of common stock and warrants and provide working capital to the Company. Rodman & Renshaw, LLC acted as placement agent for the financing.

The Company is obligated to register for resale on a registration statement to be filed within 45 days after August 31, 2006 the shares of Common Stock issued in the private placement as well as  the shares of Common Stock issuable upon exercise of the Warrants. The Company will use its best efforts to cause the registration statement to become effective within 90 days after filing or in the case that the registration statement is reviewed by the Securities and Exchange Commission, 120 days after filing. Failure to file a registration statement or for it to become effective within the required timeframes will result in the payment of liquidated damages to the purchasers.

The forms of definitive agreements relating to the private placement are furnished as exhibits to this Report. The preceding descriptions of the definitive agreements are summary in nature and do not purport to be complete. This summary should be read in conjunction with the exhibits hereto.

Item 3.02.  Unregistered Sales of Equity Securities

The disclosure under Item 1.01 of this Report is hereby incorporated herein by reference.

The sale of securities referenced in Item 1.01 of this Report have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws, and were sold in a private transaction exempt from registration pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FP TECHNOLOGY, INC.

Date: August 15, 2006	By:	/s/ Stephen Peary
Stephen Peary
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Securities Purchase Agreement, dated August 11, 2006

99.2	Form of Warrant, dated August 11, 2006

99.3	Form of Registration Rights Agreement, dated August 11, 2006